UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2024

Public Service Enterprise Group Incorporated

(Exact name of Registrant as Specified in Its Charter)

New Jersey	001-09120	22-2625848
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 Park Plaza
Newark, New Jersey		07102
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 973 430-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock without par value	PEG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As part of its periodic review of Public Service Enterprise Group Incorporated’s (PSEG) compensation plans, the Organization and Compensation Committee of PSEG (O&CC) has approved certain amendments to PSEG’s Key Executive Severance Plan (KESP) and the Deferred Compensation Plan for Certain Employees of Public Service Enterprise Group Incorporated and its Affiliates (DCP). Specifically, on November 18, 2024, the O&CC adopted an amendment to the KESP, effective as of November 18, 2024, to update the positions eligible for inclusion on Schedule A to include designated Section 16 Officer positions, except for a Section 16 officer currently on Schedule B, and to make certain other administrative amendments and clarifications. The foregoing description of the KESP amendment does not purport to be complete and is qualified in its entirety by reference to the amended KESP, a copy of which is attached hereto as Exhibit 10.1 and the terms of which are incorporated herein by reference.

Also on November 18, 2024, the O&CC adopted an amendment to the DCP, effective as of November 18, 2024, that incorporates the following changes. In order to offer an alternative set of equivalent benefits under the DCP to employees who elect the Core Contribution/401(k) Program option versus the Cash Balance/401(k) Program, the DCP amendment provides for Core Contributions, and provides these benefits not only for officers, who had historically been covered by the DCP, but now also for certain highly-compensated employees that are non-officers. In addition, it clarifies that the authority to amend the DCP is in accordance with the O&CC Charter, and incorporates certain other administrative amendments and clarifications. The foregoing description of the DCP amendment does not purport to be complete and is qualified in its entirety by reference to the amended DCP, a copy of which is attached hereto as Exhibit 10.2 and the terms of which are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit 10.1	Key Executive Severance Plan of Public Service Enterprise Group Incorporated
Exhibit 10.2	Deferred Compensation Plan for Certain Employees of Public Service Enterprise Group Incorporated and its Affiliates
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
(Registrant)
Date:	November 19, 2024	By:	/s/ Rose M. Chernick
ROSE M. CHERNICK Vice President and Controller (Principal Accounting Officer)